UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2008

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 14, 2008, American Science and Engineering, Inc. (the “Company”) modified its credit facility with Silicon Valley Bank (the “Bank”) pursuant to a Fourth Loan Modification Agreement dated as of November 14, 2008 between the Company and the Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc. (the “Fourth Modification”).

The Fourth Modification increases the line of credit available to the Company under the credit facility from $20.0 million to $40.0 million and extends the credit facility to November 13, 2009.

In addition, pursuant to a consent agreement dated as of November 14, 2008 between the Company and the Bank (the “Consent”), the Bank consented to (a) the Company’s scheduled payment of cash dividend of $0.20 per share that is payable on December 4, 2008 to all shareholders of record at the close of business on November 17, 2008 and (b) the Company’s stock repurchase program for fiscal year 2009, both of which are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The foregoing description of the Fourth Modification and the Consent does not purport to be complete and is qualified in its entirety by reference to the Fourth Modification and the Consent, which are attached as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.  The Fourth Modification amends the Loan and Security Agreement dated as of August 11, 2003 between the Company and the Bank, as amended by the First, Second and Third Loan Modification Agreements dated as of June 30, 2004, November 30, 2004 and November 16, 2006, respectively, each between the Company and the Bank and guaranteed by AS&E Global, Inc. (as amended, the “Credit Agreement”).  In order to provide investors with one location to access all of the modifications to the Credit Agreement, the Company is filing the First, Second and Third Loan Modification Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.  The original Loan and Security Agreement was filed as Exhibit 10(d)(xi) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

10.1	First Loan Modification Agreement dated as of June 30, 2004 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.2	Second Loan Modification Agreement dated as of November 30, 2004 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.3	Third Loan Modification Agreement dated as of November 16, 2006 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.4	Fourth Loan Modification Agreement dated as of November 14, 2008 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.5	Consent to Stock Repurchase Program dated as of November 14, 2008 between the Company and Silicon Valley Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2008	AMERICAN SCIENCE AND ENGINEERING, INC.

By: /s/ Kenneth J. Galaznik

Kenneth J. Galaznik
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Loan Modification Agreement dated as of June 30, 2004 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.2	Second Loan Modification Agreement dated as of November 30, 2004 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.3	Third Loan Modification Agreement dated as of November 16, 2006 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.4	Fourth Loan Modification Agreement dated as of November 14, 2008 between the Company and Silicon Valley Bank and guaranteed by the Company’s subsidiary, AS&E Global, Inc.

10.5	Consent to Stock Repurchase Program dated as of November 14, 2008 between the Company and Silicon Valley Bank.